UNITED STATES SECURITIES AND EXCHANGE COMMISSION
   Washington, D.C.  20549

         Form 8‑K

       CURRENT REPORT

      Pursuant to Section 13 or 15(d) of
       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):
      February 19, 2015

         MATTHEWS INTERNATIONAL CORPORATION
        -----------------------------------------------------------
          (Exact name of registrant as specified in its charter)

                                              Pennsylvania                                                        0‑9115                                             25‑0644320
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   (State or other jurisdiction of incorporation)         (Commission File Number)          (IRS Employer Identification No.)

   Two NorthShore Center, Pittsburgh, PA                       15212-5851
      ---------------------------------------------                     --------------
  (Address of principal executive offices)                     (Zip Code)

  Registrant's telephone number, including area code:       (412) 442‑8200

Item 5.07  Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Shareholders of Matthews International Corporation was held on February 19, 2015.  A total of 32,976,591 shares of Class A Common Stock were eligible to vote at such meeting.

The matters voted upon at such meeting were as follows:

1.   Election of Directors:

The following individuals were nominated for election to the Board of Directors for a term expiring at the Annual Meeting of Shareholders in the year indicated.

Nominee	Term Expiration	Votes For	Votes Withheld	Broker Non Votes
David A. Schawk	2017	28,116,957	745,074	1,702,398
Joseph C. Bartolacci	2018	28,655,444	206,587	1,702,398
Katherine E. Dietze	2018	28,490,520	371,511	1,702,398
Morgan K. O'Brien	2018	28,258,675	603,356	1,702,398

The nominations were made by the Board of Directors and no other nominations were made by any shareholder.  The nominees had currently been members of the Board of Directors at the date of the Annual Meeting.

The terms of the following additional directors continued after the meeting:  G.S. Babe, A. Garcia-Tunon, J.P. O'Leary, Jr., J.D. Turner and J.R. Whitaker.

2.	Selection of Auditors:

     The shareholders voted to ratify the appointment by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as independent registered public accountants to audit the records of the Company for the fiscal year ending September 30, 2015.

Votes For	Votes Against	Votes Abstained	Broker Non Votes
28,510,316	2,048,077	6,036	0

3.	Advisory (non-binding) vote on the executive compensation of the Company's named executive officers:

The shareholders voted in favor of the compensation of the Company's named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and the related disclosure contained in the 2015 proxy statement.

Votes For	Votes Against	Votes Abstained	Broker Non Votes
27,620,917	1,187,229	53,885	1,702,398

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                   MATTHEWS INTERNATIONAL CORPORATION
                                                                                                                 (Registrant)

                                                                                                  By  Steven F. Nicola
                                                                                                   ----------------------------------
                                                                                                  Steven F. Nicola
                                                                                                  Chief Financial Officer, Secretary and Treasurer

Date: February 24, 2015